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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                         October 9, 2003
         Date of Report (Date of earliest event reported)

                      PENNS WOODS BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-17077         23-2226454
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

   115 South Main Street, Jersey Shore, PA              17740
   (Address of principal executive offices)           (Zip Code)

                         (570) 398-2213
         Registrant's telephone number, including area code

                                N/A
  (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

     The following exhibit is filed herewith:

     99.1  Press Release, dated October 9, 2003, of Penns
           Woods Bancorp, Inc. regarding third quarter results.

Item 12.  Results of Operations and Financial Condition

     On October 9, 2003, Penns Woods Bancorp, Inc. issued a press release discussing third quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PENNS WOODS BANCORP, INC.

Dated:  October 9, 2003

                               By: /s/ Sonya E. Scott
                                     Sonya E. Scott
                                     Secretary




                           EXHIBIT INDEX

Exhibit Number

     99.1        Press Release, dated October 9, 2003, of
                 Penns Woods Bancorp, Inc.